Exhibit 99.5

GUARANTY BANCORP ATTN: CHRISTOPHER TREECE 1331 17TH STREET, STE. 200 DENVER, COLORADO 80202 1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A11 OF 2 1 1 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 24, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # 0000000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1., 2. and 3. For Against Abstain 1. Approval and adoption of the Agreement and Plan of Reorganization dated as of May 22, 2018 by and between Independent Bank Group, Inc. (Independent) and Guaranty Bancorp (Guaranty) as such agreement may be amended, supplemented or modified from time to time, pursuant to which Guaranty will merge with and into Independent (the Guaranty merger proposal). 2. Approval, on an advisory (non-binding) basis, of the compensation that certain executive officers of Guaranty may receive in connection with the merger of Guaranty with and into Independent pursuant to existing agreements or arrangements with Guaranty. 3. Approval of the adjournment of the Guaranty special meeting to a later date or dates, if the board of directors of Guaranty determines such an adjournment is necessary or appropriate, to permit solicitation of additional proxies in favor of the Guaranty merger proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. JOB # Signature [PLEASE SIGN WITHIN BOX] Date 2 0 0000000000 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SHARES CUSIP # SEQUENCE # Signature (Joint Owners) Date 0000387327_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com GUARANTY BANCORP Proxy for Special Meeting of Stockholders September 25, 2018 1:00 PM Mountain Time This proxy is solicited by the Board of Directors The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement and appoint(s) Paul W. Taylor and Christopher G. Treece, or either of them, as proxies, each with the power to act alone and with full power of substitution, and hereby authorize(s) them to represent and to vote all of the shares of common stock of Guaranty Bancorp (the “Company”) which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on September 25, 2018, or any adjournment or postponement thereof (the “Meeting”), in the manner directed in this Proxy, and to vote in their discretion with respect to such other business or matters as may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THIS PROXY PROMPTLY. R1.0.1.17 _ 2 0000387327 Continued and to be signed on reverse side